UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

V2X, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V62342-P24727 V2X, INC. 2025 Annual Meeting Vote by May 7, 2025 11:59 PM ET V2X, INC. 1875 CAMPUS COMMONS DRIVE SUITE 305 RESTON, VA 20191 You invested in V2X, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 8, 2025. Get informed before you vote View the proxy materials for the V2X 2025 Annual Meeting of Shareholders, including the 2025 Proxy Statement and the 2024 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 8, 2025 8:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/VVX2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V62343-P24727 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Shareholders. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Four Class II Directors Nominees: 1a. Mary L. Howell For 1b. Eric M. Pillmore For 1c. Joel M. Rotroff For 1d. Neil D. Snyder For 2. Ratification of the appointment of RSM US LLP as the V2X, Inc. Independent Registered Public Accounting Firm for 2025. For 3. Approval, on an advisory basis, of the compensation paid to our named executive officers. For 4. Approval of a Third Amendment and Restatement of the V2X, Inc. 2014 Omnibus Incentive Plan. For